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                                   EXHIBIT 21

              ACTIVE SUBSIDIARIES OF NATIONAL EDUCATION CORPORATION

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                                                                                                Country or State
Subsidiaries:                                                                                   of Incorporation
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
NATIONAL EDUCATION CORPORATION                                                                      DELAWARE
NETG Holding, Inc.                                                                                  Delaware
     Its Subsidiaries:
     National Education Training Group, Inc.                                                        Nevada
         Its Subsidiary:
         James Martin Insight, Inc.                                                                 Illinois
     NETG Limited                                                                                   United Kingdom
     NETG Applied Learning GmbH                                                                     Germany
         Its Subsidiary:
         NETG Direct GmbH                                                                           Germany
     NETG Direct, Inc.                                                                              Delaware
     Applied Learning Lernsysteme GesmbH                                                            Austria
     A.S.I. (Computer Training) Netherlands B.V.                                                    Netherlands
     A.S.I. (UK) Limited United Kingdom
     Spectrum Interactive Incorporated                                                              Delaware

ICS Learning Systems, Inc.                                                                          Delaware
     Its Subsidiaries:
     International Correspondence Schools Canadian, Limited                                         Canada
     International Correspondence Schools, Inc.                                                     Pennsylvania
         Its Subsidiary:
         ICS Intangibles Holding Company                                                            California
     Intertext Group Limited                                                                        England
         Its Subsidiaries:
         The School of Accountancy Limited                                                          Scotland
         International Correspondence Schools Limited                                               England
         International Correspondence Schools (Overseas) Limited                                    England
         International Correspondence Schools (Australasia) Limited                                 Australia
              Its Subsidiary:
              International Correspondence Schools (New Zealand) Limited                            New Zealand
     M-Mash, Inc.                                                                                   Colorado
     National Learning Systems, Inc.                                                                Delaware
     NBD Incorporated                                                                               Delaware

National Education Centers, Inc.                                                                    California

National Education Credit Corporation                                                               California

National Education Enterprises, Inc.                                                                California

National Education International Corp.                                                              California

National Education Payroll Corp.                                                                    California

Steck-Vaughn Publishing Corporation                                                                 Delaware
     Its Subsidiaries:
     SV Distribution Company                                                                        Delaware
     Steck-Vaughn Company                                                                           Delaware
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